Supplemental Information
Third Quarter 2022

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Income statement
Net interest income	$37,781	$31,524	$13,765	$12,444	$11,572	$11,410	$11,094
Noninterest income	32,637	35,529	10,737	10,244	11,656	10,650	11,672
Total revenue, net of interest expense	70,418	67,053	24,502	22,688	23,228	22,060	22,766
Provision for credit losses	1,451	(4,105)	898	523	30	(489)	(624)
Noninterest expense	45,895	45,000	15,303	15,273	15,319	14,731	14,440
Income before income taxes	23,072	26,158	8,301	6,892	7,879	7,818	8,950
Pretax, pre-provision income (1)	24,523	22,053	9,199	7,415	7,909	7,329	8,326
Income tax expense	2,676	1,193	1,219	645	812	805	1,259
Net income	20,396	24,965	7,082	6,247	7,067	7,013	7,691
Preferred stock dividends	1,285	1,181	503	315	467	240	431
Net income applicable to common shareholders	19,111	23,784	6,579	5,932	6,600	6,773	7,260
Diluted earnings per common share	2.34	2.75	0.81	0.73	0.80	0.82	0.85
Average diluted common shares issued and outstanding	8,173.3	8,702.2	8,160.8	8,163.1	8,202.1	8,304.7	8,492.8
Dividends paid per common share	$0.64	$0.57	$0.22	$0.21	$0.21	$0.21	$0.21

Performance ratios
Return on average assets	0.86%	1.12%	0.90%	0.79%	0.89%	0.88%	0.99%
Return on average common shareholders’ equity	10.58	12.67	10.79	9.93	11.02	10.90	11.43
Return on average shareholders’ equity	10.12	12.15	10.37	9.34	10.64	10.27	11.08
Return on average tangible common shareholders’ equity (2)	14.93	17.61	15.21	14.05	15.51	15.25	15.85
Return on average tangible shareholders’ equity (2)	13.68	16.33	13.99	12.66	14.40	13.87	14.87
Efficiency ratio	65.17	67.11	62.45	67.32	65.95	66.78	63.43

At period end
Book value per share of common stock	$29.96	$30.22	$29.96	$29.87	$29.70	$30.37	$30.22
Tangible book value per share of common stock (2)	21.21	21.69	21.21	21.13	20.99	21.68	21.69
Market capitalization	242,338	349,841	242,338	250,136	332,320	359,383	349,841
Number of financial centers - U.S.	3,932	4,215	3,932	3,984	4,056	4,173	4,215
Number of branded ATMs - U.S.	15,572	16,513	15,572	15,730	15,959	16,209	16,513
Headcount	213,270	209,407	213,270	209,824	208,139	208,248	209,407

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Net interest income
Interest income	$47,490	$35,118	$19,621	$14,975	$12,894	$12,554	$12,336
Interest expense	9,709	3,594	5,856	2,531	1,322	1,144	1,242
Net interest income	37,781	31,524	13,765	12,444	11,572	11,410	11,094

Noninterest income
Fees and commissions	25,477	29,156	8,001	8,491	8,985	10,143	9,915
Market making and similar activities	9,023	7,360	3,068	2,717	3,238	1,331	2,005
Other income (loss)	(1,863)	(987)	(332)	(964)	(567)	(824)	(248)
Total noninterest income	32,637	35,529	10,737	10,244	11,656	10,650	11,672
Total revenue, net of interest expense	70,418	67,053	24,502	22,688	23,228	22,060	22,766

Provision for credit losses	1,451	(4,105)	898	523	30	(489)	(624)

Noninterest expense
Compensation and benefits	27,286	27,103	8,887	8,917	9,482	9,037	8,714
Occupancy and equipment	5,285	5,353	1,777	1,748	1,760	1,785	1,764
Information processing and communications	4,621	4,289	1,546	1,535	1,540	1,480	1,416
Product delivery and transaction related	2,749	2,940	892	924	933	941	987
Marketing	1,365	1,528	505	463	397	411	347
Professional fees	1,493	1,263	525	518	450	512	434
Other general operating	3,096	2,524	1,171	1,168	757	565	778
Total noninterest expense	45,895	45,000	15,303	15,273	15,319	14,731	14,440
Income before income taxes	23,072	26,158	8,301	6,892	7,879	7,818	8,950
Income tax expense	2,676	1,193	1,219	645	812	805	1,259
Net income	$20,396	$24,965	$7,082	$6,247	$7,067	$7,013	$7,691
Preferred stock dividends	1,285	1,181	503	315	467	240	431
Net income applicable to common shareholders	$19,111	$23,784	$6,579	$5,932	$6,600	$6,773	$7,260

Per common share information
Earnings	$2.35	$2.77	$0.81	$0.73	$0.81	$0.82	$0.86
Diluted earnings	2.34	2.75	0.81	0.73	0.80	0.82	0.85
Average common shares issued and outstanding	8,122.2	8,583.1	8,107.7	8,121.6	8,136.8	8,226.5	8,430.7
Average diluted common shares issued and outstanding	8,173.3	8,702.2	8,160.8	8,163.1	8,202.1	8,304.7	8,492.8

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Net income	$20,396	$24,965	$7,082	$6,247	$7,067	$7,013	$7,691
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(6,381)	(1,243)	(1,112)	(1,822)	(3,447)	(834)	(153)
Net change in debit valuation adjustments	1,298	292	462	575	261	64	27
Net change in derivatives	(10,890)	(1,130)	(3,703)	(2,008)	(5,179)	(1,176)	(431)
Employee benefit plan adjustments	97	170	37	36	24	454	50
Net change in foreign currency translation adjustments	(47)	(29)	(37)	(38)	28	(16)	(26)
Other comprehensive income (loss)	(15,923)	(1,940)	(4,353)	(3,257)	(8,313)	(1,508)	(533)
Comprehensive income (loss)	$4,473	$23,025	$2,729	$2,990	$(1,246)	$5,505	$7,158

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Net interest income
Interest income
Loans and leases	$25,805	$21,859	$10,231	$8,222	$7,352	$7,423	$7,502
Debt securities	12,111	8,832	4,239	4,049	3,823	3,544	3,282
Federal funds sold and securities borrowed or purchased under agreements to resell	1,835	(43)	1,446	396	(7)	(47)	6
Trading account assets	3,753	2,793	1,449	1,223	1,081	977	967
Other interest income	3,986	1,677	2,256	1,085	645	657	579
Total interest income	47,490	35,118	19,621	14,975	12,894	12,554	12,336

Interest expense
Deposits	1,719	394	1,235	320	164	143	133
Short-term borrowings	2,705	(205)	2,264	553	(112)	(153)	(41)
Trading account liabilities	1,117	824	383	370	364	304	285
Long-term debt	4,168	2,581	1,974	1,288	906	850	865
Total interest expense	9,709	3,594	5,856	2,531	1,322	1,144	1,242
Net interest income	$37,781	$31,524	$13,765	$12,444	$11,572	$11,410	$11,094

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$3,067	$3,431	$1,060	$1,072	$935	$1,129	$1,154
Other card income	1,464	1,173	513	483	468	485	429
Total card income	4,531	4,604	1,573	1,555	1,403	1,614	1,583
Service charges
Deposit-related fees	4,109	4,671	1,162	1,417	1,530	1,600	1,619
Lending-related fees	907	923	304	300	303	310	309
Total service charges	5,016	5,594	1,466	1,717	1,833	1,910	1,928
Investment and brokerage services
Asset management fees	9,308	9,434	2,920	3,102	3,286	3,295	3,276
Brokerage fees	2,870	2,988	875	989	1,006	973	960
Total investment and brokerage services	12,178	12,422	3,795	4,091	4,292	4,268	4,236
Investment banking fees
Underwriting income	1,559	4,028	452	435	672	1,049	1,168
Syndication fees	896	1,047	283	301	312	452	346
Financial advisory services	1,297	1,461	432	392	473	850	654
Total investment banking fees	3,752	6,536	1,167	1,128	1,457	2,351	2,168
Total fees and commissions	25,477	29,156	8,001	8,491	8,985	10,143	9,915
Market making and similar activities	9,023	7,360	3,068	2,717	3,238	1,331	2,005
Other income (loss)	(1,863)	(987)	(332)	(964)	(567)	(824)	(248)
Total noninterest income	$32,637	$35,529	$10,737	$10,244	$11,656	$10,650	$11,672

(1)Gross interchange fees and merchant income were $9.5 billion and $8.3 billion and are presented net of $6.4 billion and $4.9 billion of expenses for rewards and partner payments as well as certain other card costs for the nine months ended September 30, 2022 and 2021. Gross interchange fees and merchant income were $3.3 billion, $3.3 billion, $2.9 billion, $3.1 billion, and $3.0 billion and are presented net of $2.2 billion, $2.2 billion, $2.0 billion, $2.0 billion, and $1.8 billion of expenses for rewards and partner payments as well as certain other card costs for the third, second and first quarters of 2022, and the fourth and third quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2022	June 30 2022	September 30 2021
Assets
Cash and due from banks	$27,802	$29,497	$28,689
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	177,174	168,505	251,165
Cash and cash equivalents	204,976	198,002	279,854
Time deposits placed and other short-term investments	7,449	6,841	6,518
Federal funds sold and securities borrowed or purchased under agreements to resell	275,247	272,430	261,934
Trading account assets	293,458	294,027	288,566
Derivative assets	72,386	62,047	40,829
Debt securities:
Carried at fair value	236,245	274,665	285,377
Held-to-maturity, at cost	643,713	658,245	683,240
Total debt securities	879,958	932,910	968,617
Loans and leases	1,032,466	1,030,766	927,736
Allowance for loan and lease losses	(12,302)	(11,973)	(13,155)
Loans and leases, net of allowance	1,020,164	1,018,793	914,581
Premises and equipment, net	11,117	11,016	10,684
Goodwill	69,022	69,022	69,023
Loans held-for-sale	7,629	6,654	9,415
Customer and other receivables	76,211	79,893	74,998
Other assets	155,766	159,971	160,427
Total assets	$3,073,383	$3,111,606	$3,085,446

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$696,976	$741,676	$753,107
Interest-bearing	1,143,317	1,134,876	1,108,490
Deposits in non-U.S. offices:
Noninterest-bearing	21,630	26,770	25,336
Interest-bearing	76,174	81,027	77,871
Total deposits	1,938,097	1,984,349	1,964,804
Federal funds purchased and securities loaned or sold under agreements to repurchase	215,627	204,307	207,428
Trading account liabilities	84,768	97,302	112,217
Derivative liabilities	50,586	38,425	38,062
Short-term borrowings	21,044	27,886	20,278
Accrued expenses and other liabilities	224,615	214,522	191,572
Long-term debt	269,122	275,697	278,621
Total liabilities	2,803,859	2,842,488	2,812,982
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 4,117,652, 4,117,686 and 3,887,686 shares	29,134	29,134	23,441
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,024,450,244, 8,035,221,887 and 8,241,243,911 shares	59,460	59,499	69,612
Retained earnings	201,957	197,159	183,007
Accumulated other comprehensive income (loss)	(21,027)	(16,674)	(3,596)
Total shareholders’ equity	269,524	269,118	272,464
Total liabilities and shareholders’ equity	$3,073,383	$3,111,606	$3,085,446

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$2,794	$2,294	$4,432
Loans and leases	16,073	16,170	16,857
Allowance for loan and lease losses	(802)	(832)	(994)
Loans and leases, net of allowance	15,271	15,338	15,863
All other assets	93	177	136
Total assets of consolidated variable interest entities	$18,158	$17,809	$20,431

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$82	$165	$330
Long-term debt	3,240	4,509	3,830
All other liabilities	9	12	10
Total liabilities of consolidated variable interest entities	$3,331	$4,686	$4,170

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	September 30 2022	June 30 2022	September 30 2021
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$175,554	$171,754	$174,407
Tier 1 capital	204,675	200,872	197,842
Total capital	235,282	232,297	230,506
Risk-weighted assets	1,599,135	1,637,712	1,568,069
Common equity tier 1 capital ratio	11.0%	10.5%	11.1%
Tier 1 capital ratio	12.8	12.3	12.6
Total capital ratio	14.7	14.2	14.7

Advanced Approaches
Common equity tier 1 capital	$175,554	$171,754	$174,407
Tier 1 capital	204,675	200,872	197,842
Total capital	228,100	225,555	223,997
Risk-weighted assets	1,391,159	1,406,950	1,380,475
Common equity tier 1 capital ratio	12.6%	12.2%	12.6%
Tier 1 capital ratio	14.7	14.3	14.3
Total capital ratio	16.4	16.0	16.2

Leverage-based metrics (1):
Adjusted average assets	$3,028,175	$3,080,248	$2,999,663
Tier 1 leverage ratio	6.8%	6.5%	6.6%

Supplementary leverage exposure	$3,555,579	$3,620,789	$3,515,654
Supplementary leverage ratio	5.8%	5.5%	5.6%

Total ending equity to total ending assets ratio	8.8	8.6	8.8
Common equity ratio	7.8	7.7	8.1
Tangible equity ratio (2)	6.6	6.5	6.7
Tangible common equity ratio (2)	5.7	5.6	5.9

(1)Regulatory capital ratios at September 30, 2022 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	September 30 2022	June 30 2022	September 30 2021
Total common shareholders' equity	$240,390	$239,984	$249,023
CECL transitional amount (1)	1,881	1,881	2,722
Goodwill, net of related deferred tax liabilities	(68,641)	(68,641)	(68,638)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,658)	(7,746)	(7,638)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,561)	(1,575)	(1,644)
Defined benefit pension plan net assets	(1,227)	(1,236)	(1,223)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	(239)	303	1,477
Accumulated net (gain) loss on certain cash flow hedges (2)	12,762	9,058	693
Other	(153)	(274)	(365)
Common equity tier 1 capital	175,554	171,754	174,407
Qualifying preferred stock, net of issuance cost	29,134	29,134	23,440
Other	(13)	(16)	(5)
Tier 1 capital	204,675	200,872	197,842
Tier 2 capital instruments	19,514	20,734	21,756
Qualifying allowance for credit losses (3)	11,325	10,975	11,177
Other	(232)	(284)	(269)
Total capital under the Standardized approach	235,282	232,297	230,506
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(7,182)	(6,742)	(6,509)
Total capital under the Advanced approaches	$228,100	$225,555	$223,997

(1)September 30, 2021 includes the impact of the Corporation's adoption of the current expected credit losses (CECL) accounting standard on January 1, 2020 and 25 percent of the increase in reserves since the initial adoption. September 30, 2022 and June 30, 2022 include 75 percent of the transition provision's impact as of December 31, 2021.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2022			Second Quarter 2022			Third Quarter 2021
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$184,263	$848	1.83%	$178,313	$282	0.63%	$240,054	$50	0.08%
Time deposits placed and other short-term investments	10,352	34	1.33	7,658	12	0.62	6,419	4	0.24
Federal funds sold and securities borrowed or purchased under agreements to resell	278,059	1,446	2.06	304,684	396	0.52	270,094	6	0.01
Trading account assets	163,744	1,465	3.55	147,442	1,241	3.37	147,196	979	2.64
Debt securities	901,654	4,259	1.88	945,927	4,067	1.72	949,009	3,296	1.39
Loans and leases (2)
Residential mortgage	228,474	1,616	2.83	228,529	1,571	2.75	215,652	1,487	2.76
Home equity	27,282	229	3.32	27,415	235	3.44	30,069	263	3.47
Credit card	85,009	2,187	10.20	81,024	1,954	9.68	75,569	1,952	10.25
Direct/Indirect and other consumer	108,300	923	3.38	108,639	696	2.57	98,148	578	2.34
Total consumer	449,065	4,955	4.39	445,607	4,456	4.01	419,438	4,280	4.06
U.S. commercial	377,183	3,427	3.60	363,978	2,525	2.78	323,659	2,315	2.84
Non-U.S. commercial	127,793	1,028	3.19	128,237	696	2.18	101,967	446	1.73
Commercial real estate	66,707	738	4.39	63,072	476	3.02	59,881	378	2.51
Commercial lease financing	13,586	124	3.65	13,992	104	2.95	15,564	116	2.98
Total commercial	585,269	5,317	3.61	569,279	3,801	2.68	501,071	3,255	2.58
Total loans and leases	1,034,334	10,272	3.94	1,014,886	8,257	3.26	920,509	7,535	3.25
Other earning assets	98,172	1,403	5.67	108,180	823	3.06	120,734	567	1.86
Total earning assets	2,670,578	19,727	2.94	2,707,090	15,078	2.23	2,654,015	12,437	1.86
Cash and due from banks	27,250			29,025			30,101
Other assets, less allowance for loan and lease losses	407,718			421,740			392,336
Total assets	$3,105,546			$3,157,855			$3,076,452
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$981,145	$832	0.34%	$985,983	$189	0.08%	$931,964	$79	0.03%
Time and savings deposits	164,313	193	0.47	156,824	42	0.11	162,337	41	0.10
Total U.S. interest-bearing deposits	1,145,458	1,025	0.35	1,142,807	231	0.08	1,094,301	120	0.04
Non-U.S. interest-bearing deposits	79,383	210	1.05	79,471	89	0.45	84,098	13	0.06
Total interest-bearing deposits	1,224,841	1,235	0.40	1,222,278	320	0.11	1,178,399	133	0.04
Federal funds purchased and securities loaned or sold under agreements to repurchase	211,346	1,338	2.51	214,777	454	0.85	216,869	147	0.27
Short-term borrowings and other interest-bearing liabilities	137,253	926	2.68	134,790	99	0.30	107,713	(188)	(0.69)
Trading account liabilities	46,507	383	3.27	54,005	370	2.74	56,496	285	2.00
Long-term debt	250,204	1,974	3.14	245,781	1,288	2.10	248,988	865	1.37
Total interest-bearing liabilities	1,870,151	5,856	1.24	1,871,631	2,531	0.54	1,808,465	1,242	0.27
Noninterest-bearing sources
Noninterest-bearing deposits	737,934			789,801			764,306
Other liabilities (3)	226,444			228,226			228,197
Shareholders’ equity	271,017			268,197			275,484
Total liabilities and shareholders’ equity	$3,105,546			$3,157,855			$3,076,452
Net interest spread			1.70%			1.69%			1.59%
Impact of noninterest-bearing sources			0.36			0.17			0.09
Net interest income/yield on earning assets (4)		$13,871	2.06%		$12,547	1.86%		$11,195	1.68%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $29.2 billion, $29.7 billion and $29.6 billion of structured notes and liabilities for the third and second quarters of 2022 and the third quarter of 2021, respectively.
(4)Net interest income includes FTE adjustments of $106 million, $103 million and $101 million for the third and second quarters of 2022 and the third quarter of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	September 30, 2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$25,743	$5	$(2,144)	$23,604
Agency-collateralized mortgage obligations	2,589	—	(220)	2,369
Commercial	6,248	24	(499)	5,773
Non-agency residential	467	16	(83)	400
Total mortgage-backed securities	35,047	45	(2,946)	32,146
U.S. Treasury and government agencies	169,368	42	(1,797)	167,613
Non-U.S. securities	11,046	1	(44)	11,003
Other taxable securities	3,481	—	(76)	3,405
Tax-exempt securities	12,544	—	(372)	12,172
Total available-for-sale debt securities	231,486	88	(5,235)	226,339
Other debt securities carried at fair value (1)	10,223	54	(371)	9,906
Total debt securities carried at fair value	241,709	142	(5,606)	236,245
Held-to-maturity debt securities
Agency mortgage-backed securities	513,977	—	(94,111)	419,866
U.S. Treasury and government agencies	121,585	—	(21,089)	100,496
Other taxable securities	8,181	—	(990)	7,191
Total held-to-maturity debt securities	643,743	—	(116,190)	527,553
Total debt securities	$885,452	$142	$(121,796)	$763,798

	June 30, 2022
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$29,999	$46	$(1,320)	$28,725
Agency-collateralized mortgage obligations	2,741	4	(132)	2,613
Commercial	13,038	130	(608)	12,560
Non-agency residential	477	16	(63)	430
Total mortgage-backed securities	46,255	196	(2,123)	44,328
U.S. Treasury and government agencies	195,527	540	(2,012)	194,055
Non-U.S. securities	11,879	—	(43)	11,836
Other taxable securities	3,318	6	(54)	3,270
Tax-exempt securities	12,976	44	(255)	12,765
Total available-for-sale debt securities	269,955	786	(4,487)	266,254
Other debt securities carried at fair value (1)	8,645	41	(275)	8,411
Total debt securities carried at fair value	278,600	827	(4,762)	274,665
Held-to-maturity debt securities
Agency mortgage-backed securities	528,297	21	(67,193)	461,125
U.S. Treasury and government agencies	121,574	—	(14,896)	106,678
Other taxable securities	8,413	1	(675)	7,739
Total held-to-maturity debt securities	658,284	22	(82,764)	575,542
Total debt securities	$936,884	$849	$(87,526)	$850,207

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
FTE basis data (1)
Net interest income	$38,096	$31,846	$13,871	$12,547	$11,678	$11,515	$11,195
Total revenue, net of interest expense	70,733	67,375	24,608	22,791	23,334	22,165	22,867
Net interest yield	1.87%	1.66%	2.06%	1.86%	1.69%	1.67%	1.68%
Efficiency ratio	64.88	66.79	62.18	67.01	65.65	66.46	63.14

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $315 million and $322 million for the nine months ended September 30, 2022 and 2021, $106 million, $103 million and $106 million for the third, second and first quarters of 2022, and $105 million and $101 million for the fourth and third quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$13,871	$7,784	$1,981	$3,326	$743	$37
Noninterest income
Fees and commissions:
Card income	1,573	1,331	16	206	18	2
Service charges	1,466	597	18	771	81	(1)
Investment and brokerage services	3,795	73	3,255	11	457	(1)
Investment banking fees	1,167	—	47	726	430	(36)
Total fees and commissions	8,001	2,001	3,336	1,714	986	(36)
Market making and similar activities	3,068	3	30	52	2,874	109
Other income (loss)	(332)	116	82	499	(120)	(909)
Total noninterest income (loss)	10,737	2,120	3,448	2,265	3,740	(836)
Total revenue, net of interest expense	24,608	9,904	5,429	5,591	4,483	(799)
Provision for credit losses	898	738	37	170	11	(58)
Noninterest expense	15,303	5,097	3,816	2,651	3,023	716
Income (loss) before income taxes	8,407	4,069	1,576	2,770	1,449	(1,457)
Income tax expense (benefit)	1,325	997	386	734	384	(1,176)
Net income (loss)	$7,082	$3,072	$1,190	$2,036	$1,065	$(281)

Average
Total loans and leases	$1,034,334	$295,231	$223,734	$384,305	$120,435	$10,629
Total assets (1)	3,105,546	1,145,846	383,468	585,683	847,899	142,650
Total deposits	1,962,775	1,069,093	339,487	495,154	38,820	20,221
Quarter end
Total loans and leases	$1,032,466	$297,825	$224,858	$377,711	$121,721	$10,351
Total assets (1)	3,073,383	1,149,918	370,790	575,082	849,542	128,051
Total deposits	1,938,097	1,072,580	324,859	484,309	37,318	19,031

	Second Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,547	$7,087	$1,802	$2,634	$981	$43
Noninterest income
Fees and commissions:
Card income	1,555	1,320	17	196	17	5
Service charges	1,717	679	19	933	83	3
Investment and brokerage services	4,091	76	3,486	13	518	(2)
Investment banking fees	1,128	—	41	692	461	(66)
Total fees and commissions	8,491	2,075	3,563	1,834	1,079	(60)
Market making and similar activities	2,717	2	23	80	2,657	(45)
Other income (loss)	(964)	(28)	45	458	(215)	(1,224)
Total noninterest income (loss)	10,244	2,049	3,631	2,372	3,521	(1,329)
Total revenue, net of interest expense	22,791	9,136	5,433	5,006	4,502	(1,286)
Provision for credit losses	523	350	33	157	8	(25)
Noninterest expense	15,273	4,959	3,875	2,799	3,109	531
Income (loss) before income taxes	6,995	3,827	1,525	2,050	1,385	(1,792)
Income tax expense (benefit)	748	938	374	543	367	(1,474)
Net income (loss)	$6,247	$2,889	$1,151	$1,507	$1,018	$(318)

Average
Total loans and leases	$1,014,886	$289,595	$219,277	$377,248	$114,375	$14,391
Total assets (1)	3,157,855	1,154,773	409,472	601,945	866,742	124,923
Total deposits	2,012,079	1,078,020	363,943	509,261	41,192	19,663
Quarter end
Total loans and leases	$1,030,766	$294,570	$221,705	$385,376	$118,290	$10,825
Total assets (1)	3,111,606	1,154,366	393,948	591,490	835,129	136,673
Total deposits	1,984,349	1,077,215	347,991	499,714	40,055	19,374

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Third Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,195	$6,493	$1,452	$2,185	$1,000	$65
Noninterest income
Fees and commissions:
Card income	1,583	1,317	23	185	59	(1)
Service charges	1,928	935	18	889	83	3
Investment and brokerage services	4,236	81	3,682	9	471	(7)
Investment banking fees	2,168	—	83	1,297	844	(56)
Total fees and commissions	9,915	2,333	3,806	2,380	1,457	(61)
Market making and similar activities	2,005	—	9	40	2,014	(58)
Other income (loss)	(248)	12	43	640	48	(991)
Total noninterest income (loss)	11,672	2,345	3,858	3,060	3,519	(1,110)
Total revenue, net of interest expense	22,867	8,838	5,310	5,245	4,519	(1,045)
Provision for credit losses	(624)	247	(58)	(781)	16	(48)
Noninterest expense	14,440	4,558	3,744	2,534	3,252	352
Income (loss) before income taxes	9,051	4,033	1,624	3,492	1,251	(1,349)
Income tax expense (benefit)	1,360	988	398	943	325	(1,294)
Net income (loss)	$7,691	$3,045	$1,226	$2,549	$926	$(55)

Average
Total loans and leases	$920,509	$281,380	$199,664	$324,736	$97,148	$17,581
Total assets (1)	3,076,452	1,076,236	386,346	621,699	804,938	187,233
Total deposits	1,942,705	1,000,765	339,357	534,166	54,650	13,767
Quarter end
Total loans and leases	$927,736	$280,803	$202,268	$328,893	$98,892	$16,880
Total assets (1)	3,085,446	1,091,431	393,708	623,640	776,929	199,738
Total deposits	1,964,804	1,015,276	345,590	536,476	54,941	12,521

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Nine Months Ended September 30, 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$38,096	$21,551	$5,451	$8,304	$2,717	$73
Noninterest income
Fees and commissions:
Card income	4,531	3,836	51	578	49	17
Service charges	5,016	2,120	56	2,590	246	4
Investment and brokerage services	12,178	232	10,395	36	1,520	(5)
Investment banking fees	3,752	—	154	2,298	1,473	(173)
Total fees and commissions	25,477	6,188	10,656	5,502	3,288	(157)
Market making and similar activities	9,023	5	66	181	8,721	50
Other income (loss)	(1,863)	109	165	1,804	(449)	(3,492)
Total noninterest income (loss)	32,637	6,302	10,887	7,487	11,560	(3,599)
Total revenue, net of interest expense	70,733	27,853	16,338	15,791	14,277	(3,526)
Provision for credit losses	1,451	1,036	29	492	24	(130)
Noninterest expense	45,895	14,977	11,706	8,133	9,249	1,830
Income (loss) before income taxes	23,387	11,840	4,603	7,166	5,004	(5,226)
Income tax expense (benefit)	2,991	2,901	1,128	1,899	1,326	(4,263)
Net income (loss)	$20,396	$8,939	$3,475	$5,267	$3,678	$(963)

Average
Total loans and leases	$1,009,211	$289,672	$218,030	$373,547	$114,505	$13,457
Total assets (1)	3,156,657	1,144,587	407,819	605,884	857,747	140,620
Total deposits	2,006,584	1,067,785	362,611	514,612	41,448	20,128
Period end
Total loans and leases	$1,032,466	$297,825	$224,858	$377,711	$121,721	$10,351
Total assets (1)	3,073,383	1,149,918	370,790	575,082	849,542	128,051
Total deposits	1,938,097	1,072,580	324,859	484,309	37,318	19,031

	Nine Months Ended September 30, 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$31,846	$18,386	$4,137	$6,150	$2,980	$193
Noninterest income
Fees and commissions:
Card income	4,604	3,818	62	515	208	1
Service charges	5,594	2,617	54	2,637	280	6
Investment and brokerage services	12,422	236	10,610	90	1,504	(18)
Investment banking fees	6,536	—	305	3,642	2,784	(195)
Total fees and commissions	29,156	6,671	11,031	6,884	4,776	(206)
Market making and similar activities	7,360	1	31	99	7,448	(219)
Other income (loss)	(987)	35	147	1,834	233	(3,236)
Total noninterest income (loss)	35,529	6,707	11,209	8,817	12,457	(3,661)
Total revenue, net of interest expense	67,375	25,093	15,346	14,967	15,437	(3,468)
Provision for credit losses	(4,105)	(1,067)	(185)	(2,738)	33	(148)
Noninterest expense	45,000	14,548	11,425	7,915	10,150	962
Income (loss) before income taxes	26,480	11,612	4,106	9,790	5,254	(4,282)
Income tax expense (benefit)	1,515	2,845	1,006	2,643	1,366	(6,345)
Net income (loss)	$24,965	$8,767	$3,100	$7,147	$3,888	$2,063

Average
Total loans and leases	$912,091	$284,644	$194,090	$326,632	$87,535	$19,190
Total assets (1)	2,990,984	1,043,787	379,802	597,947	775,552	193,896
Total deposits	1,879,597	968,272	333,119	509,445	54,699	14,062
Period end
Total loans and leases	$927,736	$280,803	$202,268	$328,893	$98,892	$16,880
Total assets (1)	3,085,446	1,091,431	393,708	623,640	776,929	199,738
Total deposits	1,964,804	1,015,276	345,590	536,476	54,941	12,521

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Net interest income	$21,551	$18,386	$7,784	$7,087	$6,680	$6,543	$6,493
Noninterest income:
Card income	3,836	3,818	1,331	1,320	1,185	1,354	1,317
Service charges	2,120	2,617	597	679	844	921	935
All other income	346	272	192	50	104	94	93
Total noninterest income	6,302	6,707	2,120	2,049	2,133	2,369	2,345
Total revenue, net of interest expense	27,853	25,093	9,904	9,136	8,813	8,912	8,838

Provision for credit losses	1,036	(1,067)	738	350	(52)	32	247

Noninterest expense	14,977	14,548	5,097	4,959	4,921	4,742	4,558
Income before income taxes	11,840	11,612	4,069	3,827	3,944	4,138	4,033
Income tax expense	2,901	2,845	997	938	966	1,014	988
Net income	$8,939	$8,767	$3,072	$2,889	$2,978	$3,124	$3,045

Net interest yield	2.61%	2.45%	2.79%	2.55%	2.48%	2.44%	2.49%
Return on average allocated capital (1)	30	30	30	29	30	32	31
Efficiency ratio	53.77	57.97	51.47	54.28	55.84	53.22	51.56

Balance Sheet
Average
Total loans and leases	$289,672	$284,644	$295,231	$289,595	$284,068	$282,332	$281,380
Total earning assets (2)	1,104,653	1,001,590	1,106,513	1,114,552	1,092,742	1,061,742	1,034,471
Total assets (2)	1,144,587	1,043,787	1,145,846	1,154,773	1,133,001	1,102,444	1,076,236
Total deposits	1,067,785	968,272	1,069,093	1,078,020	1,056,100	1,026,810	1,000,765
Allocated capital (1)	40,000	38,500	40,000	40,000	40,000	38,500	38,500

Period end
Total loans and leases	$297,825	$280,803	$297,825	$294,570	$286,322	$286,511	$280,803
Total earning assets (2)	1,110,524	1,050,331	1,110,524	1,114,524	1,125,963	1,090,331	1,050,331
Total assets (2)	1,149,918	1,091,431	1,149,918	1,154,366	1,166,443	1,131,142	1,091,431
Total deposits	1,072,580	1,015,276	1,072,580	1,077,215	1,088,940	1,054,995	1,015,276

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Average deposit balances
Checking	$599,640	$542,525	$599,099	$606,331	$593,428	$577,703	$561,629
Savings	72,545	69,220	71,933	73,295	72,413	70,719	70,799
MMS	361,011	318,849	365,271	362,798	354,850	342,812	331,924
CDs and IRAs	29,730	33,921	28,731	29,796	30,685	31,584	32,578
Other	4,859	3,757	4,059	5,800	4,724	3,992	3,835
Total average deposit balances	$1,067,785	$968,272	$1,069,093	$1,078,020	$1,056,100	$1,026,810	$1,000,765

Deposit spreads (excludes noninterest costs)
Checking	1.94%	1.97%	1.98%	1.93%	1.91%	1.92%	1.95%
Savings	2.19	2.25	2.19	2.19	2.19	2.21	2.23
MMS	1.39	1.29	1.64	1.29	1.23	1.24	1.26
CDs and IRAs	1.09	0.41	1.85	0.98	0.46	0.32	0.34
Other	1.12	0.27	2.04	1.04	0.41	0.22	0.24
Total deposit spreads	1.74	1.70	1.88	1.70	1.65	1.66	1.68

Consumer investment assets	$302,413	$353,280	$302,413	$315,243	$357,593	$368,831	$353,280

Active digital banking users (in thousands) (1)	43,496	40,911	43,496	42,690	42,269	41,365	40,911
Active mobile banking users (in thousands) (2)	34,922	32,455	34,922	34,167	33,589	32,980	32,455
Financial centers	3,932	4,215	3,932	3,984	4,056	4,173	4,215
ATMs	15,572	16,513	15,572	15,730	15,959	16,209	16,513

Total credit card (3)
Loans
Average credit card outstandings	$81,505	$74,383	$85,009	$81,024	$78,409	$78,358	$75,569
Ending credit card outstandings	87,296	76,869	87,296	84,010	79,356	81,438	76,869
Credit quality
Net charge-offs	$948	$1,443	$328	$323	$297	$280	$321
	1.55%	2.59%	1.53%	1.60%	1.53%	1.42%	1.69%
30+ delinquency	$1,202	$934	$1,202	$1,008	$1,003	$997	$934
	1.38%	1.21%	1.38%	1.20%	1.26%	1.22%	1.21%
90+ delinquency	$547	$450	$547	$493	$492	$487	$450
	0.63%	0.58%	0.63%	0.59%	0.62%	0.60%	0.58%
Other total credit card indicators (3)
Gross interest yield	10.14%	10.24%	10.71%	9.76%	9.90%	9.96%	10.10%
Risk-adjusted margin	10.13	9.93	10.07	9.95	10.40	10.85	10.70
New accounts (in thousands)	3,301	2,654	1,256	1,068	977	940	1,049
Purchase volumes	$263,788	$223,900	$91,064	$91,810	$80,914	$87,671	$80,925

Debit card data
Purchase volumes	$373,426	$349,492	$127,135	$128,707	$117,584	$124,278	$119,680

Loan production (4)
Consumer Banking:
First mortgage	$18,695	$33,194	$4,028	$6,551	$8,116	$12,782	$12,510
Home equity	5,875	2,579	1,999	2,151	1,725	1,417	1,262
Total (5):
First mortgage	$39,548	$56,731	$8,724	$14,471	$16,353	$22,961	$21,232
Home equity	6,995	3,192	2,420	2,535	2,040	1,703	1,523

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2022			Second Quarter 2022
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$7,784	$5,006	$2,778	$7,087	$4,477	$2,610
Noninterest income:
Card income	1,331	(10)	1,341	1,320	(9)	1,329
Service charges	597	597	—	679	678	1
All other income	192	141	51	50	55	(5)
Total noninterest income	2,120	728	1,392	2,049	724	1,325
Total revenue, net of interest expense	9,904	5,734	4,170	9,136	5,201	3,935

Provision for credit losses	738	173	565	350	142	208

Noninterest expense	5,097	3,141	1,956	4,959	3,055	1,904
Income before income taxes	4,069	2,420	1,649	3,827	2,004	1,823
Income tax expense	997	593	404	938	491	447
Net income	$3,072	$1,827	$1,245	$2,889	$1,513	$1,376

Net interest yield	2.79%	1.87%	3.76%	2.55%	1.67%	3.64%
Return on average allocated capital (1)	30	56	18	29	47	20
Efficiency ratio	51.47	54.78	46.92	54.28	58.74	48.38

Balance Sheet
Average
Total loans and leases	$295,231	$4,153	$291,078	$289,595	$4,147	$285,448
Total earning assets (2)	1,106,513	1,064,585	293,366	1,114,552	1,072,773	287,512
Total assets (2)	1,145,846	1,096,911	300,374	1,154,773	1,106,098	294,407
Total deposits	1,069,093	1,063,075	6,018	1,078,020	1,072,166	5,854
Allocated capital (1)	40,000	13,000	27,000	40,000	13,000	27,000

Period end
Total loans and leases	$297,825	$4,134	$293,691	$294,570	$4,123	$290,447
Total earning assets (2)	1,110,524	1,068,130	295,637	1,114,524	1,072,291	292,657
Total assets (2)	1,149,918	1,100,517	302,644	1,154,366	1,104,991	299,799
Total deposits	1,072,580	1,066,522	6,058	1,077,215	1,071,089	6,126

				Third Quarter 2021
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$6,493	$3,730	$2,763
Noninterest income:
Card income				1,317	(7)	1,324
Service charges				935	934	1
All other income				93	58	35
Total noninterest income				2,345	985	1,360
Total revenue, net of interest expense				8,838	4,715	4,123

Provision for credit losses				247	53	194

Noninterest expense				4,558	2,724	1,834
Income before income taxes				4,033	1,938	2,095
Income tax expense				988	475	513
Net income				$3,045	$1,463	$1,582

Net interest yield				2.49%	1.49%	3.95%
Return on average allocated capital (1)				31	48	24
Efficiency ratio				51.56	57.75	44.48

Balance Sheet
Average
Total loans and leases				$281,380	$4,387	$276,993
Total earning assets (2)				1,034,471	991,186	277,491
Total assets (2)				1,076,236	1,026,811	283,631
Total deposits				1,000,765	993,624	7,141
Allocated capital (1)				38,500	12,000	26,500

Period end
Total loans and leases				$280,803	$4,345	$276,458
Total earning assets (2)				1,050,331	1,006,593	277,056
Total assets (2)				1,091,431	1,041,487	283,262
Total deposits				1,015,276	1,008,051	7,225

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30
	2022			2021
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$21,551	$13,535	$8,016	$18,386	$10,489	$7,897
Noninterest income:
Card income	3,836	(27)	3,863	3,818	(19)	3,837
Service charges	2,120	2,118	2	2,617	2,615	2
All other income	346	264	82	272	151	121
Total noninterest income	6,302	2,355	3,947	6,707	2,747	3,960
Total revenue, net of interest expense	27,853	15,890	11,963	25,093	13,236	11,857

Provision for credit losses	1,036	388	648	(1,067)	174	(1,241)

Noninterest expense	14,977	9,204	5,773	14,548	8,789	5,759
Income before income taxes	11,840	6,298	5,542	11,612	4,273	7,339
Income tax expense	2,901	1,543	1,358	2,845	1,047	1,798
Net income	$8,939	$4,755	$4,184	$8,767	$3,226	$5,541

Net interest yield	2.61%	1.70%	3.73%	2.45%	1.46%	3.76%
Return on average allocated capital (1)	30	49	21	30	36	28
Efficiency ratio	53.77	57.92	48.26	57.97	66.40	48.57

Balance Sheet
Average
Total loans and leases	$289,672	$4,171	$285,501	$284,644	$4,479	$280,165
Total earning assets (2)	1,104,653	1,062,668	287,422	1,001,590	957,561	280,617
Total assets (2)	1,144,587	1,095,830	294,193	1,043,787	994,562	285,813
Total deposits	1,067,785	1,061,876	5,909	968,272	961,266	7,006
Allocated capital (1)	40,000	13,000	27,000	38,500	12,000	26,500

Period end
Total loans and leases	$297,825	$4,134	$293,691	$280,803	$4,345	$276,458
Total earning assets (2)	1,110,524	1,068,130	295,637	1,050,331	1,006,593	277,056
Total assets (2)	1,149,918	1,100,517	302,644	1,091,431	1,041,487	283,262
Total deposits	1,072,580	1,066,522	6,058	1,015,276	1,008,051	7,225

For footnotes, see page 16.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Net interest income	$5,451	$4,137	$1,981	$1,802	$1,668	$1,526	$1,452
Noninterest income:
Investment and brokerage services	10,395	10,610	3,255	3,486	3,654	3,703	3,682
All other income	492	599	193	145	154	173	176
Total noninterest income	10,887	11,209	3,448	3,631	3,808	3,876	3,858
Total revenue, net of interest expense	16,338	15,346	5,429	5,433	5,476	5,402	5,310

Provision for credit losses	29	(185)	37	33	(41)	(56)	(58)

Noninterest expense	11,706	11,425	3,816	3,875	4,015	3,834	3,744
Income before income taxes	4,603	4,106	1,576	1,525	1,502	1,624	1,624
Income tax expense	1,128	1,006	386	374	368	398	398
Net income	$3,475	$3,100	$1,190	$1,151	$1,134	$1,226	$1,226

Net interest yield	1.84%	1.51%	2.12%	1.82%	1.62%	1.53%	1.54%
Return on average allocated capital (1)	27	25	27	26	26	30	30
Efficiency ratio	71.65	74.45	70.28	71.34	73.31	70.95	70.51

Balance Sheet
Average
Total loans and leases	$218,030	$194,090	$223,734	$219,277	$210,937	$205,236	$199,664
Total earning assets (2)	395,023	367,239	370,733	396,611	418,248	395,144	373,691
Total assets (2)	407,819	379,802	383,468	409,472	431,040	408,033	386,346
Total deposits	362,611	333,119	339,487	363,943	384,902	360,912	339,357
Allocated capital (1)	17,500	16,500	17,500	17,500	17,500	16,500	16,500

Period end
Total loans and leases	$224,858	$202,268	$224,858	$221,705	$214,273	$208,971	$202,268
Total earning assets (2)	357,434	380,857	357,434	380,771	419,903	425,112	380,857
Total assets (2)	370,790	393,708	370,790	393,948	433,122	438,275	393,708
Total deposits	324,859	345,590	324,859	347,991	385,288	390,143	345,590

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Revenue by Business
Merrill Wealth Management	$13,649	$12,916	$4,524	$4,536	$4,589	$4,532	$4,471
Bank of America Private Bank	2,689	2,430	905	897	887	870	839
Total revenue, net of interest expense	$16,338	$15,346	$5,429	$5,433	$5,476	$5,402	$5,310

Client Balances by Business, at period end
Merrill Wealth Management	$2,710,985	$3,108,358	$2,710,985	$2,819,998	$3,116,052	$3,214,881	$3,108,358
Bank of America Private Bank	537,771	584,475	537,771	547,116	598,100	625,453	584,475
Total client balances	$3,248,756	$3,692,833	$3,248,756	$3,367,114	$3,714,152	$3,840,334	$3,692,833

Client Balances by Type, at period end
Assets under management (1)	$1,329,557	$1,578,630	$1,329,557	$1,411,344	$1,571,605	$1,638,782	$1,578,630
Brokerage and other assets	1,413,946	1,612,472	1,413,946	1,437,562	1,592,802	1,655,021	1,612,472
Deposits	324,859	345,590	324,859	347,991	385,288	390,143	345,590
Loans and leases (2)	228,129	205,055	228,129	224,847	217,461	212,251	205,055
Less: Managed deposits in assets under management	(47,735)	(48,914)	(47,735)	(54,630)	(53,004)	(55,863)	(48,914)
Total client balances	$3,248,756	$3,692,833	$3,248,756	$3,367,114	$3,714,152	$3,840,334	$3,692,833

Assets Under Management Rollforward
Assets under management, beginning balance	$1,638,782	$1,408,465	$1,411,344	$1,571,605	$1,638,782	$1,578,630	$1,549,069
Net client flows	20,680	44,698	4,110	1,033	15,537	21,552	14,776
Market valuation/other	(329,905)	125,467	(85,897)	(161,294)	(82,714)	38,600	14,785
Total assets under management, ending balance	$1,329,557	$1,578,630	$1,329,557	$1,411,344	$1,571,605	$1,638,782	$1,578,630

Advisors, at period end
Total wealth advisors (3)	18,841	18,855	18,841	18,449	18,571	18,846	18,855

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Net interest income	$8,304	$6,150	$3,326	$2,634	$2,344	$2,362	$2,185
Noninterest income:
Service charges	2,590	2,637	771	933	886	887	889
Investment banking fees	2,298	3,642	726	692	880	1,465	1,297
All other income	2,599	2,538	768	747	1,084	1,193	874
Total noninterest income	7,487	8,817	2,265	2,372	2,850	3,545	3,060
Total revenue, net of interest expense	15,791	14,967	5,591	5,006	5,194	5,907	5,245

Provision for credit losses	492	(2,738)	170	157	165	(463)	(781)

Noninterest expense	8,133	7,915	2,651	2,799	2,683	2,717	2,534
Income before income taxes	7,166	9,790	2,770	2,050	2,346	3,653	3,492
Income tax expense	1,899	2,643	734	543	622	986	943
Net income	$5,267	$7,147	$2,036	$1,507	$1,724	$2,667	$2,549

Net interest yield	2.05%	1.53%	2.53%	1.97%	1.68%	1.59%	1.55%
Return on average allocated capital (1)	16	22	18	14	16	25	24
Efficiency ratio	51.50	52.88	47.41	55.90	51.65	45.99	48.31

Balance Sheet
Average
Total loans and leases	$373,547	$326,632	$384,305	$377,248	$358,807	$338,627	$324,736
Total earning assets (2)	541,670	537,037	521,555	537,660	566,277	587,472	560,181
Total assets (2)	605,884	597,947	585,683	601,945	630,517	650,940	621,699
Total deposits	514,612	509,445	495,154	509,261	539,912	562,390	534,166
Allocated capital (1)	44,500	42,500	44,500	44,500	44,500	42,500	42,500

Period end
Total loans and leases	$377,711	$328,893	$377,711	$385,376	$367,423	$352,933	$328,893
Total earning assets (2)	511,494	561,239	511,494	526,879	558,639	574,583	561,239
Total assets (2)	575,082	623,640	575,082	591,490	623,168	638,131	623,640
Total deposits	484,309	536,476	484,309	499,714	533,820	551,752	536,476

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Investment Banking fees (1)
Advisory (2)	$1,197	$1,341	$397	$361	$439	$798	$608
Debt issuance	915	1,306	273	283	359	430	401
Equity issuance	186	995	56	48	82	237	288
Total Investment Banking fees (3)	$2,298	$3,642	$726	$692	$880	$1,465	$1,297

Business Lending
Corporate	$2,908	$2,528	$902	$946	$1,060	$1,195	$885
Commercial	3,128	2,688	1,111	1,024	993	987	923
Business Banking	186	165	66	62	58	59	54
Total Business Lending revenue	$6,222	$5,381	$2,079	$2,032	$2,111	$2,241	$1,862

Global Transaction Services (4)
Corporate	$3,456	$2,324	$1,369	$1,138	$949	$911	$850
Commercial	2,981	2,432	1,112	973	896	909	855
Business Banking	835	692	322	270	243	249	240
Total Global Transaction Services revenue	$7,272	$5,448	$2,803	$2,381	$2,088	$2,069	$1,945

Average deposit balances
Interest-bearing	$156,950	$164,420	$171,203	$142,366	$157,126	$164,522	$165,669
Noninterest-bearing	357,662	345,025	323,951	366,895	382,786	397,868	368,497
Total average deposits	$514,612	$509,445	$495,154	$509,261	$539,912	$562,390	$534,166

Loan spread	1.51%	1.59%	1.51%	1.49%	1.53%	1.58%	1.60%

Provision for credit losses	$492	$(2,738)	$170	$157	$165	$(463)	$(781)

Credit quality (5, 6)
Reservable criticized utilized exposure	$15,809	$20,894	$15,809	$15,999	$18,304	$19,873	$20,894
	3.95%	5.99%	3.95%	3.92%	4.72%	5.34%	5.99%

Nonperforming loans, leases and foreclosed properties	$1,057	$1,504	$1,057	$1,126	$1,329	$1,351	$1,504
	0.28%	0.46%	0.28%	0.29%	0.37%	0.39%	0.46%

Average loans and leases by product
U.S. commercial	$223,550	$189,444	$233,027	$225,820	$211,568	$196,168	$187,047
Non-U.S. commercial	83,733	71,037	84,287	86,092	80,783	75,611	71,859
Commercial real estate	51,811	49,564	53,042	50,973	51,400	51,570	49,868
Commercial lease financing	14,451	16,585	13,948	14,362	15,055	15,261	15,961
Other	2	2	1	1	1	17	1
Total average loans and leases	$373,547	$326,632	$384,305	$377,248	$358,807	$338,627	$324,736

Total Corporation Investment Banking fees
Advisory (2)	$1,297	$1,461	$432	$392	$473	$850	$654
Debt issuance	2,109	3,031	616	662	831	984	933
Equity issuance	520	2,239	156	139	225	545	637
Total investment banking fees including self-led deals	3,926	6,731	1,204	1,193	1,529	2,379	2,224
Self-led deals	(174)	(195)	(37)	(65)	(72)	(28)	(56)
Total Investment Banking fees	$3,752	$6,536	$1,167	$1,128	$1,457	$2,351	$2,168

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Prior periods have been revised to conform to current-period presentation.
(5)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(6)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Net interest income	$2,717	$2,980	$743	$981	$993	$1,031	$1,000
Noninterest income:
Investment and brokerage services	1,520	1,504	457	518	545	474	471
Investment banking fees	1,473	2,784	430	461	582	832	844
Market making and similar activities	8,721	7,448	2,874	2,657	3,190	1,312	2,014
All other income	(154)	721	(21)	(115)	(18)	169	190
Total noninterest income	11,560	12,457	3,740	3,521	4,299	2,787	3,519
Total revenue, net of interest expense (2)	14,277	15,437	4,483	4,502	5,292	3,818	4,519

Provision for credit losses	24	33	11	8	5	32	16

Noninterest expense	9,249	10,150	3,023	3,109	3,117	2,882	3,252
Income before income taxes	5,004	5,254	1,449	1,385	2,170	904	1,251
Income tax expense	1,326	1,366	384	367	575	235	325
Net income	$3,678	$3,888	$1,065	$1,018	$1,595	$669	$926

Return on average allocated capital (3)	12%	14%	10%	10%	15%	7%	10%
Efficiency ratio	64.78	65.75	67.42	69.07	58.90	75.49	71.94

Balance Sheet
Average
Total trading-related assets	$598,213	$544,343	$592,391	$606,135	$596,154	$564,282	$563,715
Total loans and leases	114,505	87,535	120,435	114,375	108,576	102,627	97,148
Total earning assets	600,477	528,113	591,883	598,832	610,926	580,794	557,333
Total assets	857,747	775,552	847,899	866,742	858,719	816,994	804,938
Total deposits	41,448	54,699	38,820	41,192	44,393	43,331	54,650
Allocated capital (3)	42,500	38,000	42,500	42,500	42,500	38,000	38,000

Period end
Total trading-related assets	$593,368	$536,125	$593,368	$577,309	$616,811	$491,160	$536,125
Total loans and leases	121,721	98,892	121,721	118,290	110,037	114,846	98,892
Total earning assets	595,988	526,585	595,988	571,921	609,290	561,135	526,585
Total assets	849,542	776,929	849,542	835,129	883,304	747,794	776,929
Total deposits	37,318	54,941	37,318	40,055	43,371	46,374	54,941

Trading-related assets (average)
Trading account securities	$301,690	$291,500	$308,514	$295,190	$301,285	$291,518	$304,133
Reverse repurchases	127,527	111,330	112,828	131,456	138,581	121,878	117,486
Securities borrowed	115,898	97,205	114,032	119,200	114,468	109,455	101,086
Derivative assets	53,098	44,308	57,017	60,289	41,820	41,431	41,010
Total trading-related assets	$598,213	$544,343	$592,391	$606,135	$596,154	$564,282	$563,715

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations, and historical results for the nine months ended September 30, 2021 and the third quarter of 2021 were not restated.
(2)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(3)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$7,760	$7,188	$2,552	$2,500	$2,708	$1,573	$2,009
Equities	5,204	5,065	1,540	1,653	2,011	1,363	1,605
Total sales and trading revenue	$12,964	$12,253	$4,092	$4,153	$4,719	$2,936	$3,614

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$7,555	$7,241	$2,567	$2,340	$2,648	$1,569	$2,025
Equities	5,196	5,068	1,539	1,655	2,002	1,365	1,609
Total sales and trading revenue, excluding net debit valuation adjustment	$12,751	$12,309	$4,106	$3,995	$4,650	$2,934	$3,634

Sales and trading revenue breakdown
Net interest income	$2,348	$2,733	$586	$851	$911	$954	$920
Commissions	1,479	1,469	444	504	531	464	459
Trading	8,719	7,447	2,873	2,656	3,190	1,311	2,014
Other	418	604	189	142	87	207	221
Total sales and trading revenue	$12,964	$12,253	$4,092	$4,153	$4,719	$2,936	$3,614

(1)    Includes Global Banking sales and trading revenue of $785 million and $412 million for the nine months ended September 30, 2022 and 2021, and $287 million, $319 million and $179 million for the third, second and first quarters of 2022, and $98 million and $138 million for the fourth and third quarters of 2021, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $213 million and $(56) million for the nine months ended September 30, 2022 and 2021, and $(14) million, $158 million, $69 million, $2 million and $(20) million for the third, second and first quarters of 2022 and the fourth and third quarters of 2021, respectively. FICC net DVA gains (losses) were $205 million and $(53) million for the nine months ended September 30, 2022 and 2021, and $(15) million, $160 million, $60 million, $4 million and $(16) million for the third, second and first quarters of 2022 and the fourth and third quarters of 2021, respectively. Equities net DVA gains (losses) were $8 million and $(3) million for the nine months ended September 30, 2022 and 2021, and $1 million, $(2) million, $9 million, $(2) million and $(4) million for the third, second and first quarters of 2022 and the fourth and third quarters of 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1,2)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021
Net interest income	$73	$193	$37	$43	$(7)	$53	$65
Noninterest income (loss)	(3,599)	(3,661)	(836)	(1,329)	(1,434)	(1,927)	(1,110)
Total revenue, net of interest expense	(3,526)	(3,468)	(799)	(1,286)	(1,441)	(1,874)	(1,045)

Provision for credit losses	(130)	(148)	(58)	(25)	(47)	(34)	(48)

Noninterest expense	1,830	962	716	531	583	556	352
Loss before income taxes	(5,226)	(4,282)	(1,457)	(1,792)	(1,977)	(2,396)	(1,349)
Income tax expense (benefit)	(4,263)	(6,345)	(1,176)	(1,474)	(1,613)	(1,723)	(1,294)
Net income (loss)	$(963)	$2,063	$(281)	$(318)	$(364)	$(673)	$(55)

Balance Sheet
Average
Total loans and leases	$13,457	$19,190	$10,629	$14,391	$15,405	$16,240	$17,581
Total assets (3)	140,620	193,896	142,650	124,923	154,425	185,707	187,233
Total deposits	20,128	14,062	20,221	19,663	20,504	23,780	13,767

Period end
Total loans and leases	$10,351	$16,880	$10,351	$10,825	$15,090	$15,863	$16,880
Total assets (4)	128,051	199,738	128,051	136,673	132,186	214,153	199,738
Total deposits	19,031	12,521	19,031	19,374	20,990	21,182	12,521

(1)Effective October 1, 2021, a business activity previously included in the Global Markets segment is being reported as a liquidating business in All Other, consistent with a realignment in performance reporting to senior management. The activity was not material to Global Markets’ results of operations, and historical results for the nine months ended September 30, 2021 and the third quarter of 2021 were not restated.
(2)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.1 trillion for both the nine months ended September 30, 2022 and 2021, $1.1 trillion, $1.1 trillion and $1.2 trillion for the third, second and first quarters of 2022, and $1.2 trillion and $1.1 trillion for the fourth and third quarters of 2021, respectively.
(4)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.1 trillion, $1.1 trillion, $1.2 trillion, $1.2 trillion and $1.2 trillion at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2022	June 30 2022	September 30 2021
Consumer
Residential mortgage	$229,062	$227,970	$216,940
Home equity	26,845	27,120	29,000
Credit card	87,296	84,010	76,869
Direct/Indirect consumer (1)	107,159	108,826	99,845
Other consumer (2)	171	195	202
Total consumer loans excluding loans accounted for under the fair value option	450,533	448,121	422,856
Consumer loans accounted for under the fair value option (3)	355	377	616
Total consumer	450,888	448,498	423,472

Commercial
U.S. commercial	355,370	355,731	295,927
Non-U.S. commercial	123,035	125,796	102,850
Commercial real estate (4)	67,952	64,253	60,723
Commercial lease financing	12,956	13,612	15,044
	559,313	559,392	474,544
U.S. small business commercial (5)	17,769	17,757	22,770
Total commercial loans excluding loans accounted for under the fair value option	577,082	577,149	497,314
Commercial loans accounted for under the fair value option (3)	4,496	5,119	6,950
Total commercial	581,578	582,268	504,264
Total loans and leases	$1,032,466	$1,030,766	$927,736

(1)Includes primarily auto and specialty lending loans and leases of $50.7 billion, $50.8 billion and $47.2 billion, U.S. securities-based lending loans of $52.6 billion, $54.0 billion and $48.7 billion and non-U.S. consumer loans of $2.9 billion, $3.0 billion and $3.0 billion at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $74 million, $79 million and $241 million and home equity loans of $281 million, $298 million and $375 million at September 30, 2022, June 30, 2022 and September 30, 2021, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.4 billion, $2.9 billion and $4.5 billion and non-U.S. commercial loans of $2.1 billion, $2.2 billion and $2.4 billion at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.
(4)Includes U.S. commercial real estate loans of $63.9 billion, $60.1 billion and $56.6 billion and non-U.S. commercial real estate loans of $4.0 billion, $4.1 billion and $4.1 billion at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Third Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,474	$118,173	$102,204	$1	$—	$8,096
Home equity	27,282	21,939	2,480	—	216	2,647
Credit card	85,009	82,081	2,929	—	—	(1)
Direct/Indirect and other consumer	108,300	51,130	57,167	—	—	3
Total consumer	449,065	273,323	164,780	1	216	10,745

Commercial
U.S. commercial	377,183	21,897	52,090	233,027	69,962	207
Non-U.S. commercial	127,793	—	1,278	84,287	42,190	38
Commercial real estate	66,707	11	5,586	53,042	8,067	1
Commercial lease financing	13,586	—	—	13,948	—	(362)
Total commercial	585,269	21,908	58,954	384,304	120,219	(116)
Total loans and leases	$1,034,334	$295,231	$223,734	$384,305	$120,435	$10,629

	Second Quarter 2022
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,529	$117,355	$99,615	$1	$—	$11,558
Home equity	27,415	21,835	2,433	—	231	2,916
Credit card	81,024	78,174	2,850	—	—	—
Direct/Indirect and other consumer	108,639	50,498	58,138	—	—	3
Total consumer	445,607	267,862	163,036	1	231	14,477

Commercial
U.S. commercial	363,978	21,722	50,334	225,820	65,897	205
Non-U.S. commercial	128,237	—	1,181	86,092	40,888	76
Commercial real estate	63,072	11	4,726	50,973	7,359	3
Commercial lease financing	13,992	—	—	14,362	—	(370)
Total commercial	569,279	21,733	56,241	377,247	114,144	(86)
Total loans and leases	$1,014,886	$289,595	$219,277	$377,248	$114,375	$14,391

	Third Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$215,652	$110,549	$91,015	$1	$—	$14,087
Home equity	30,069	23,627	2,565	—	266	3,611
Credit card	75,569	72,981	2,588	—	—	—
Direct/Indirect and other consumer	98,148	47,059	51,084	—	—	5
Total consumer	419,438	254,216	147,252	1	266	17,703

Commercial
U.S. commercial	323,659	27,151	46,891	187,047	62,329	241
Non-U.S. commercial	101,967	—	1,237	71,859	28,836	35
Commercial real estate	59,881	13	4,284	49,868	5,714	2
Commercial lease financing	15,564	—	—	15,961	3	(400)
Total commercial	501,071	27,164	52,412	324,735	96,882	(122)
Total loans and leases	$920,509	$281,380	$199,664	$324,736	$97,148	$17,581

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2022	June 30 2022	September 30 2021	September 30 2022	June 30 2022	September 30 2021
Asset managers & funds	$118,183	$112,812	$84,420	$172,468	$167,163	$132,205
Real estate (5)	70,535	68,897	67,925	98,590	97,617	94,462
Capital goods	47,669	46,923	40,501	89,447	89,785	87,011
Finance companies	50,749	49,740	49,979	74,003	76,051	78,110
Healthcare equipment and services	32,693	32,768	30,442	57,834	57,901	59,632
Materials	26,552	27,295	24,629	55,599	59,699	53,967
Retailing	26,850	27,398	22,882	52,916	52,645	47,037
Government & public education	36,635	37,141	37,468	48,991	50,189	49,730
Food, beverage and tobacco	23,258	23,654	21,813	48,317	48,337	44,508
Consumer services	26,250	27,703	27,856	46,186	48,453	48,559
Individuals and trusts	34,976	30,501	28,379	44,640	45,733	38,119
Commercial services and supplies	23,010	22,852	19,192	43,769	43,520	38,222
Utilities	19,280	19,781	14,475	39,560	39,448	32,975
Energy	16,934	17,726	14,850	37,829	39,613	33,378
Transportation	21,671	21,583	21,862	34,033	35,569	32,753
Global commercial banks	30,639	29,674	19,017	32,912	30,667	21,168
Technology hardware and equipment	10,993	11,411	9,866	28,135	29,697	25,520
Media	12,282	12,661	12,450	27,331	27,270	26,521
Software and services	13,908	13,472	9,553	26,678	30,761	24,549
Consumer durables and apparel	10,251	11,275	9,028	21,167	22,841	20,243
Insurance	12,427	10,238	4,977	20,901	19,496	13,381
Vehicle dealers	11,788	11,849	9,282	19,698	20,027	15,247
Pharmaceuticals and biotechnology	7,722	7,088	4,534	18,779	19,072	17,672
Telecommunication services	8,530	7,495	8,435	16,608	15,986	19,072
Automobiles and components	7,529	8,395	9,104	15,685	17,256	16,967
Financial markets infrastructure (clearinghouses)	7,894	9,274	3,680	12,704	14,252	5,905
Food and staples retailing	7,046	7,745	5,322	11,728	12,441	11,424
Religious and social organizations	2,736	2,883	3,446	4,990	5,130	5,383
Total commercial credit exposure by industry	$718,990	$710,234	$615,367	$1,201,498	$1,216,619	$1,093,720

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $40.7 billion, $35.8 billion and $31.2 billion at September 30, 2022, June 30, 2022 and September 30, 2021, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $59.3 billion, $51.9 billion and $40.3 billion, which consists primarily of other marketable securities, at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.
(2)Total utilized and total committed exposure includes loans of $4.5 billion, $5.1 billion and $6.9 billion and issued letters of credit with a notional amount of $37 million, $37 million and $86 million accounted for under the fair value option at September 30, 2022, June 30, 2022 and September 30, 2021, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.5 billion, $3.6 billion and $4.9 billion at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)Includes $1.5 billion, $2.1 billion and $8.4 billion of PPP loan exposure across impacted industries at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2022	June 30 2022	March 31 2022	December 31 2021	September 30 2021
Residential mortgage	$2,187	$2,245	$2,422	$2,284	$2,296
Home equity	532	563	615	630	676
Direct/Indirect consumer	41	58	67	75	45
Total consumer	2,760	2,866	3,104	2,989	3,017
U.S. commercial	640	742	818	825	909
Non-U.S. commercial	274	279	268	268	272
Commercial real estate	282	218	361	382	414
Commercial lease financing	11	44	54	80	70
	1,207	1,283	1,501	1,555	1,665
U.S. small business commercial	16	15	20	23	32
Total commercial	1,223	1,298	1,521	1,578	1,697
Total nonperforming loans and leases	3,983	4,164	4,625	4,567	4,714
Foreclosed properties (1)	173	162	153	130	117
Total nonperforming loans, leases and foreclosed properties (2, 3)	$4,156	$4,326	$4,778	$4,697	$4,831

Fully-insured home loans past due 30 days or more and still accruing	$672	$734	$817	$887	$930
Consumer credit card past due 30 days or more and still accruing	1,202	1,008	1,003	997	934
Other loans past due 30 days or more and still accruing	3,281	3,494	3,736	3,398	2,583
Total loans past due 30 days or more and still accruing (4, 5)	$5,155	$5,236	$5,556	$5,282	$4,447

Fully-insured home loans past due 90 days or more and still accruing	$427	$492	$574	$634	$648
Consumer credit card past due 90 days or more and still accruing	547	493	492	487	450
Other loans past due 90 days or more and still accruing	647	720	607	336	232
Total loans past due 90 days or more and still accruing (4, 5)	$1,621	$1,705	$1,673	$1,457	$1,330

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.14%	0.14%	0.15%	0.15%	0.16%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.40	0.42	0.48	0.48	0.52
Nonperforming loans and leases/Total loans and leases (6)	0.39	0.41	0.47	0.47	0.51

Commercial reservable criticized utilized exposure (7)	$17,659	$18,114	$20,682	$22,381	$24,142
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (7)	2.88%	2.95%	3.54%	3.91%	4.53%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	2.82	2.99	3.47	3.91	4.55

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $75 million, $71 million, $61 million, $52 million and $55 million at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $222 million, $270 million, $336 million, $264 million and $279 million and nonperforming loans accounted for under the fair value option of $8 million, $11 million, $19 million, $21 million and $13 million at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $81 million, $179 million, $654 million, $523 million and $222 million at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and loans held-for-sale past due 90 days or more and still accruing of $33 million, $22 million, $50 million, $41 million and $9 million at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively. At September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, there were $4 million, $34 million, $8 million, $12 million and $9 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $4.9 billion, $5.5 billion, $7.1 billion, $7.8 billion and $7.6 billion at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,866	$3,104	$2,989	$3,017	$3,044
Additions	236	365	644	371	353
Reductions:
Paydowns and payoffs	(124)	(147)	(175)	(179)	(163)
Sales	(1)	(269)	(131)	(1)	(1)
Returns to performing status (2)	(193)	(157)	(202)	(198)	(201)
Charge-offs (3)	(12)	(23)	(15)	(15)	(12)
Transfers to foreclosed properties	(12)	(7)	(6)	(6)	(3)
Total net additions (reductions) to nonperforming loans and leases	(106)	(238)	115	(28)	(27)
Total nonperforming consumer loans and leases, end of period	2,760	2,866	3,104	2,989	3,017
Foreclosed properties	125	115	118	101	87
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,885	$2,981	$3,222	$3,090	$3,104

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,298	$1,521	$1,578	$1,697	$1,863
Additions	307	321	183	372	275
Reductions:
Paydowns	(180)	(342)	(159)	(290)	(297)
Sales	(12)	(16)	(25)	(71)	(29)
Returns to performing status (5)	(148)	(146)	(5)	(95)	(82)
Charge-offs	(42)	(40)	(12)	(35)	(33)
Transfers to loans held-for-sale	—	—	(39)	—	—
Total net reductions to nonperforming loans and leases	(75)	(223)	(57)	(119)	(166)
Total nonperforming commercial loans and leases, end of period	1,223	1,298	1,521	1,578	1,697
Foreclosed properties	48	47	35	29	30
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,271	$1,345	$1,556	$1,607	$1,727

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Third Quarter 2022		Second Quarter 2022		First Quarter 2022		Fourth Quarter 2021		Third Quarter 2021
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(3)	(0.01)%	$86	0.15%	$(10)	(0.02)%	$(11)	(0.02)%	$(7)	(0.01)%
Home equity (3)	(18)	(0.25)	(24)	(0.37)	(30)	(0.44)	(26)	(0.37)	(34)	(0.46)
Credit card	328	1.53	323	1.60	297	1.53	280	1.42	321	1.69
Direct/Indirect consumer	9	0.03	4	0.02	4	0.02	(3)	(0.01)	(18)	(0.07)
Other consumer	143	n/m	136	n/m	79	n/m	72	n/m	67	n/m
Total consumer	459	0.41	525	0.47	340	0.32	312	0.29	329	0.31
U.S. commercial	23	0.03	15	0.02	(14)	(0.02)	(19)	(0.02)	15	0.02
Non-U.S. commercial	(6)	(0.02)	(5)	(0.01)	1	—	(6)	(0.02)	1	—
Total commercial and industrial	17	0.01	10	0.01	(13)	(0.01)	(25)	(0.02)	16	0.02
Commercial real estate	13	0.08	(4)	(0.03)	23	0.15	6	0.04	—	—
Commercial lease financing	(1)	(0.05)	4	0.13	—	—	—	—	(1)	—
	29	0.02	10	0.01	10	0.01	(19)	(0.02)	15	0.01
U.S. small business commercial	32	0.72	36	0.79	42	0.94	69	1.32	119	1.76
Total commercial	61	0.04	46	0.03	52	0.04	50	0.04	134	0.11
Total net charge-offs	$520	0.20	$571	0.23	$392	0.16	$362	0.15	$463	0.20

By Business Segment and All Other
Consumer Banking	$512	0.69%	$502	0.70%	$416	0.59%	$411	0.58%	$489	0.69%
Global Wealth & Investment Management	5	0.01	9	0.02	1	—	5	0.01	7	0.01
Global Banking	26	0.03	14	0.01	(12)	(0.01)	(28)	(0.03)	8	0.01
Global Markets	(1)	—	(4)	(0.01)	21	0.08	10	0.04	—	—
All Other	(22)	(0.80)	50	1.40	(34)	(0.91)	(36)	(0.91)	(41)	(0.92)
Total net charge-offs	$520	0.20	$571	0.23	$392	0.16	$362	0.15	$463	0.20

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $0, $90 million and $(6) million for the third, second and first quarters of 2022, respectively.
(3)Includes loan sale net charge-offs (recoveries) of $0, $(6) million and $(2) million for the third, second and first quarters of 2022, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Nine Months Ended September 30
	2022		2021
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$73	0.04%	$(17)	(0.01)%
Home equity (3)	(72)	(0.35)	(93)	(0.40)
Credit card	948	1.55	1,443	2.59
Direct/Indirect consumer	17	0.02	4	0.01
Other consumer	358	n/m	198	n/m
Total consumer	1,324	0.40	1,535	0.49
U.S. commercial	24	0.01	(4)	—
Non-U.S. commercial	(10)	(0.01)	41	0.06
Total commercial and industrial	14	—	37	0.01
Commercial real estate	32	0.07	28	0.06
Commercial lease financing	3	0.03	(1)	—
	49	0.01	64	0.02
U.S. small business commercial	110	0.82	282	1.16
Total commercial	159	0.04	346	0.09
Total net charge-offs	$1,483	0.20	$1,881	0.28

By Business Segment and All Other
Consumer Banking	$1,430	0.66%	$1,924	0.90%
Global Wealth & Investment Management	15	0.01	20	0.01
Global Banking	28	0.01	47	0.02
Global Markets	16	0.02	3	—
All Other	(6)	(0.06)	(113)	(0.80)
Total net charge-offs	$1,483	0.20	$1,881	0.28

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)Includes loan sale net charge-offs (recoveries) of $84 million for the nine months ended September 30, 2022.
(3)Includes loan sale net charge-offs (recoveries) of $(8) million for the nine months ended September 30, 2022.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2022		June 30, 2022		September 30, 2021
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$282	0.12%	$280	0.12%	$353	0.16%
Home equity	102	0.38	116	0.43	202	0.70
Credit card	5,879	6.74	5,684	6.77	6,055	7.88
Direct/Indirect consumer	525	0.49	475	0.44	541	0.54
Other consumer	92	n/m	57	n/m	43	n/m
Total consumer	6,880	1.53	6,612	1.48	7,194	1.70
U.S. commercial (3)	3,018	0.81	3,012	0.81	3,235	1.02
Non-U.S. commercial	1,191	0.97	1,168	0.93	1,032	1.00
Commercial real estate	1,161	1.71	1,128	1.76	1,621	2.67
Commercial lease financing	52	0.40	53	0.39	73	0.48
Total commercial	5,422	0.94	5,361	0.93	5,961	1.20
Allowance for loan and lease losses	12,302	1.20	11,973	1.17	13,155	1.43
Reserve for unfunded lending commitments	1,515		1,461		1,538
Allowance for credit losses	$13,817		$13,434		$14,693

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.20%		1.17%		1.43%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		309		288		279
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		5.96		5.22		7.16

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $74 million, $79 million and $241 million, and home equity loans of $281 million, $298 million and $375 million at September 30, 2022, June 30, 2022 and September 30, 2021, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.4 billion, $2.9 billion and $4.5 billion and non-U.S. commercial loans of $2.1 billion, $2.2 billion and $2.4 billion at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $4.9 billion, $5.5 billion and $7.6 billion at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $864 million, $921 million and $1.4 billion at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.
(4)Allowance for loan and lease losses includes $6.7 billion, $6.6 billion and $7.4 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at September 30, 2022, June 30, 2022 and September 30, 2021, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 140 percent, 129 percent and 123 percent at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the nine months ended September 30, 2022 and 2021, and the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2022	Second Quarter 2022	First Quarter 2022	Fourth Quarter 2021	Third Quarter 2021
	2022	2021

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$23,072	$26,158	$8,301	$6,892	$7,879	$7,818	$8,950
Provision for credit losses	1,451	(4,105)	898	523	30	(489)	(624)
Pretax, pre-provision income	$24,523	$22,053	$9,199	$7,415	$7,909	$7,329	$8,326

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$269,514	$274,726	$271,017	$268,197	$269,309	$270,883	$275,484
Goodwill	(69,022)	(68,999)	(69,022)	(69,022)	(69,022)	(69,022)	(69,023)
Intangible assets (excluding mortgage servicing rights)	(2,127)	(2,181)	(2,107)	(2,127)	(2,146)	(2,166)	(2,185)
Related deferred tax liabilities	925	916	920	926	929	913	915
Tangible shareholders’ equity	$199,290	$204,462	$200,808	$197,974	$199,070	$200,608	$205,191
Preferred stock	(28,094)	(23,837)	(29,134)	(28,674)	(26,444)	(24,364)	(23,441)
Tangible common shareholders’ equity	$171,196	$180,625	$171,674	$169,300	$172,626	$176,244	$181,750

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$269,524	$272,464	$269,524	$269,118	$266,617	$270,066	$272,464
Goodwill	(69,022)	(69,023)	(69,022)	(69,022)	(69,022)	(69,022)	(69,023)
Intangible assets (excluding mortgage servicing rights)	(2,094)	(2,172)	(2,094)	(2,114)	(2,133)	(2,153)	(2,172)
Related deferred tax liabilities	915	913	915	920	926	929	913
Tangible shareholders’ equity	$199,323	$202,182	$199,323	$198,902	$196,388	$199,820	$202,182
Preferred stock	(29,134)	(23,441)	(29,134)	(29,134)	(27,137)	(24,708)	(23,441)
Tangible common shareholders’ equity	$170,189	$178,741	$170,189	$169,768	$169,251	$175,112	$178,741

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,073,383	$3,085,446	$3,073,383	$3,111,606	$3,238,223	$3,169,495	$3,085,446
Goodwill	(69,022)	(69,023)	(69,022)	(69,022)	(69,022)	(69,022)	(69,023)
Intangible assets (excluding mortgage servicing rights)	(2,094)	(2,172)	(2,094)	(2,114)	(2,133)	(2,153)	(2,172)
Related deferred tax liabilities	915	913	915	920	926	929	913
Tangible assets	$3,003,182	$3,015,164	$3,003,182	$3,041,390	$3,167,994	$3,099,249	$3,015,164

Book value per share of common stock
Common shareholders’ equity	$240,390	$249,023	$240,390	$239,984	$239,480	$245,358	$249,023
Ending common shares issued and outstanding	8,024.5	8,241.2	8,024.5	8,035.2	8,062.1	8,077.8	8,241.2
Book value per share of common stock	$29.96	$30.22	$29.96	$29.87	$29.70	$30.37	$30.22

Tangible book value per share of common stock
Tangible common shareholders’ equity	$170,189	$178,741	$170,189	$169,768	$169,251	$175,112	$178,741
Ending common shares issued and outstanding	8,024.5	8,241.2	8,024.5	8,035.2	8,062.1	8,077.8	8,241.2
Tangible book value per share of common stock	$21.21	$21.69	$21.21	$21.13	$20.99	$21.68	$21.69

Current-period information is preliminary and based on company data available at the time of the presentation.	33